Exhibit 10.17.2

Form of

Second Amendment to the
Phantom Stock Appreciation Rights Plan
for
First National Bank of Nassau County

(formerly a holding of First Capital Holding Corporation,
now a subsidiary of Coastal Banking Company)

Upon mutual consent and for valuable consideration hereby recognized, The Phantom Stock Appreciation Rights Plan ("Phantom SAR Plan") is hereby amended. The language below is immediately effective upon execution.

Amendment

Whereas, the Bank wishes to freeze the Phantom SAR Plan and calculate each participants Accrued Benefit as of __________, 20__ based on the plan formula in Section 1.1 of the Phantom SAR Plan;

Whereas, this __________, 20__  calculated Accrued Benefit will earn no future interest;

Whereas, each participant's Measurement Period, Payout Period, and Beneficiary Designations will remain unchanged by this Amendment;

Whereas, in exchange for this concession, the Bank wishes to issue a new plan providing each participant with a number of non-qualified stock options;

Whereas, the Phantom SAR Plan can only be amended with the mutual written consent of the Participant and the Bank, even if the Participant is no longer employed by the Bank;

Whereas, all other provisions of the Phantom Stock Appreciation Rights Plan which are not specifically modified by this Amendment are hereby incorporated and shall remain in full force and effect.

Now Therefore, in consideration of the mutual promises herein contained, The Bank and Participant agree to this Second Amendment to the Phantom Stock Appreciation Rights Plan by signing below:

Date	Plan Participant Signature and Date

Plan Participant Printed Name

Date	Bank Officer Signature and Date

Bank Officer Printed Name and Title